EXHIBIT 24


                           60 EAST 42ND STREET ASSOCIATES

                                   FILE NO. 0-2670

                                  POWER OF ATTORNEY



                   We, the undersigned general partners of 60 East 42nd

         Street Associates ("Associates"), hereby severally constitute and appoint Stanley Katzman and Richard A. Shapiro and each of them,

         individually, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names and in the capacities indicated below on behalf of Associates, any and all reports or other statements required to be filed with the

         Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934.

              Signature              Title                    Date


         /s/Donald A. Bettex
         Donald A. Bettex         General Partner        March 29, 1996

         /s/Ralph W. Felsten
         Ralph W. Felsten         General Partner        March 29, 1996

         /s/Stanley Katzman
         Stanley Katzman          General Partner        March 29, 1996

         /s/Peter L. Malkin
         Peter L. Malkin          General Partner        March 29, 1996

         /s/Martin D. Newman
         Martin D. Newman         General Partner        April 12, 1996

         /s/Melvyn H. Halper
         Melvyn H. Halper         General Partner        March 29, 1996

         /s/C. Michael Spero
         C. Michael Spero         General Partner        March 29, 1996






         STATE OF NEW YORK   )
                             : ss.:
         COUNTY OF NEW YORK  )


                   On the 29th day of March, 1996 before me personally came

         DONALD A BETTEX, RALPH W. FELSTEN, STANLEY KATZMAN, PETER L.

         MALKIN, MELVYN H. HALPER and C. MICHAEL SPERO, to me known to be the individuals described in and who executed the foregoing instrument, and acknowledged that they executed the same.



                                 /s/NOTARY PUBLIC
                                    NOTARY PUBLIC


         STATE OF NEW YORK   )
                             : ss.:
         COUNTY OF NEW YORK  )


                   On the 12th day of April, 1996 before me personally came

         MARTIN D. NEWMAN, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                  /s/NOTARY PUBLIC
                                     NOTARY PUBLIC

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